Note 18 - Segmented Information	12 Months Ended
Nov. 30, 2016
Segment Reporting [Abstract]
Segmented Information

 The Company's operations comprise a single reportable segment engaged in the research, development and manufacture of novel and generic controlled-release and targeted-release oral solid dosage drugs. As the operations comprise a single reportable segment, amounts disclosed in the financial statements for revenue, loss for the year, depreciation and total assets also represent segmented amounts. In addition, all of the Company's long-lived assets are in Canada. The Company’s license and commercialization agreement with Par accounts for substantially all of the revenue of the Company.

	November 30,	November 30,	November 30,
	2016	2015	2014
	$	$	$

Revenue
United States	2,247,002	4,093,781	8,769,693
	2,247,002	4,093,781	8,769,693

Total assets
Canada	7,974,689	5,224,299	7,875,035

Total property and equipment
Canada	1,889,638	1,759,438	1,618,897